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                                                                   EXHIBIT 10.25

           STATEMENT REGARDING NON-EMPLOYEE DIRECTOR RETIREMENT PLAN
           ---------------------------------------------------------

  The Corporate Governance Committee agreed to terminate the Non-Employee Director Retirement Plan effective January 28, 1997. Directors holding office on that date will continue to be eligible for the benefits of the Plan; however, the amount of the annual payment to be made under the Plan will be frozen at the then current annual retainer amount.